IRA Ideal!

Defined Asset Funds (SM)

The Select  S&P Industrial  Portfolio 1999 Series J

Take Indexing to Another Level

[ML LOGO] Merrill Lynch
Indexing-it's a strategy to mirror the returns of major indices. Why not take a step beyond?

The Defined Asset Funds(SM) Select S&P Industrial Portfolio can help.

Instead of simply replicating an index, the Select S&P Industrial Portfolio singles out stocks within the S&P Industrial Index* for a combination of value, capital appreciation potential and current dividend income.

The Portfolio seeks total return through a contrarian strategy of selecting 15 stocks from the index with high dividend yields and potential value.

The Strategy

The Select S&P Industrial Portfolio employs a disciplined "buy and hold" strategy. Each year, we intend to reapply the screening process to select a new Portfolio. You can reinvest in the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one- year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

Select S&P Industrial Portfolio -- 1999 Series J(1)

         Name of Issuer                 Ticker Symbol        Current Dividend
                                                                 Yield(2)
1. UST, Inc.                                 UST                  4.93%

--------
     1 Initial date of deposit-January 11,1999.

     2 Current Dividend Yield for each stock was calculated by annualizing the last monthly, quarterly or semi-annual ordinary dividend received on that stock and dividing the result by its market value as of the close of trading on January 8, 1999. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.

2. Royal Dutch Petroleum Company (4)         RD                   3.44
3. Genuine Parts Company                     GPC                  3.08
4. Kellogg Company                           K                    2.51
5. Heinz (H.J.) Company                      HNZ                  2.42
6. Winn-Dixie Stores, Inc.                   WIN                  2.19
7. ConAgra, Inc.                             CAG                  2.09
8. Emerson Electric Company                  EMR                  2.00
9. May Department Stores Company             MAY                  1.98
10. Alltel Corporation                       AT                   1.94
11. Bestfoods                                BFO                  1.82
12. Newell Company                           NWL                  1.75
13. Air Products & Chemicals, Inc.           APD                  1.70
14. Anheuser-Busch Companies, Inc.           BUD                  1.68
15. American Home Products Corporation       AHP                  1.59



The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors or Standard & Poor's*.


Past Performance of Prior Select S&P Industrial Portfolios

Past performance is no guarantee of future results.

  Series From Inception Through 12/31/98                       Most Recently Completed Portfolio
       (including annual rollovers)
Inception         Series            Return              Period               Series             Return
1/22/97             A               18.20%          1/22/97-3/13/98            A                 31.43%
2/24/97             B               19.65           2/24/97-4/24/98            B                 22.96
4/21/97             C               26.03           4/21/97-5/22/98            C                 35.59
6/9/97              D               16.12           6/9/97-7/17/98             D                 19.39
7/21/97             E               14.56           7/21/97-8/21/98            F                  8.25
9/8/97              F               18.07           9/8/97-10/2/98             G                  9.95
10/20/97            G               10.31           10/20/97-12/4/98           H                 14.22
12/2/97             H               11.52



The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on annual rollovers and different performance periods.

----------
(4) This issue is a foreign corporation; any dividends will be subject to withholding taxes.




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


The Selection Process

The Select S&P Industrial Portfolio looks for potential values in the equity market by investing in companies in the S&P Industrial Index that may be currently out of favor. It does this through a disciplined four-part screening process:

1. Defining the Universe: We begin with the S&P Industrial Index, a sub-set of the S&P 500 Index, which includes only industrial stocks. Defined Asset Funds then removes any stocks that are a part of the Dow Jones Industrial Average (DJIA).

2. Quality Screen: We include only stocks that are ranked A+ or A by Standard & Poor's*. Standard & Poor's determines these stock rankings using a computerized system which focuses primarily on the growth and stability of per share earnings and dividends. It then assigns a symbol to each stock, which ranges from A+ for the highest ranked stocks to D for those stocks which Standard & Poor's considers to be the most speculative. These rankings differ from credit-worthiness rankings of bonds and are not intended to predict stock price movements.

3. Market Capitalization; We then rank the stocks by market capitalization from highest to lowest, and eliminate the lowest 25%. This allows the Portfolio to avoid smaller, less liquid issues.

4. Highest Dividend Yield: Finally, we rank the remaining stocks according to dividend yield. From that group, we select the 15 highest-yielding stocks for the Portfolio whose prices may be undervalued.

Defined Asset Funds --
Time In The Market

We believe the disciplined strategy of buying and holding securities with a long- term view can help in meeting our investors' needs. For income, for growth or for total return, time in the market can be an effective strategy for growing your portfolio. This philosophy is the cornerstone of Defined Asset Funds.



Avoid the teachings of speculators whose judgments are not confirmed by experience.
         LEONARDO DA VINCI





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


Hypothetical Past Performance of the Strategy (not any Portfolio)

Growth of $10,000 Invested 1/1/73 Through 12/31/98

[A mountain chart compares the hypothetical past performance of the Strategy (ochre) from 1/1/73 through 12/31/98, the Dow Jones Industrial Average (DJIA)
(pink), and the S&P 500 Index* (purple). An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart ("net of sales charges and expenses")(3). The horizontal (X) axis compares the cumulative annual performance by year, from 1/1/73 through 12/31/98. The vertical (Y) axis reflects the dollar amount value for each index from 1/1/73 through 12/31/98. The initial value of each investment is $10,000. Throughout the aforementioned period, increases in each investment builds towards the Y axis. At the end of this period, the Y axis reflects the ending value of the Strategy ($496,125), the ending value of the DJIA ($250,890), S&P 500 Index ($263,820) and ending value of the S&P Industrial Index ($261,743).]

For the 25 years ending 12/31/98, these figures would have been: Strategy $614,575, DJIA $288,778, S&P 500 Index $309,140 and S&P Industrial Index $306,527.

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy (with Portfolio sales charges and expenses deducted) would have underperformed the DJIA in 9 and the S&P 500 Index in 10 and the S&P Industrial Index in 9 of the last 26 years. There can be no assurance that any Portfolio will outperform these indices.

Annual Total Returns


                                 S&P 500        S&P                                       S&P        S&P
  Year    Strategy     DJIA       Index      Industrial    Year    Strategy    DJIA       500     Industrial
                                               Index                                     Index      Index
------------------------------------------------------------------------------------------------------------
  1973    -20.13%     -13.12%    -14.66%      -14.61%      1987      2.52       6.02      5.67       9.13
  1974     -5.35      -23.14     -26.47       -26.54       1988     42.04      15.95     16.58      15.80



--------
     3 Net of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses.



                                       4




  1975    40.63       44.40      36.92        36.78        1989     35.40      31.71     31.11      29.30
  1976    30.89       22.72      23.53        22.59        1990      0.96      -0.57     -3.20      -0.84
  1977    -6.53      -12.71      -7.19        -8.20        1991     27.06      23.93     30.51      30.39
  1978     6.06        2.69       6.39         7.50        1992     11.50       7.34      7.67       5.63
  1979    26.47       10.52      18.02        18.40        1993      2.28      16.72      9.97       8.90
  1980    18.23       21.41      31.50        32.98        1994     11.41       4.95      1.30       3.75
  1981     7.67       -3.40      -4.83        -6.69        1995     36.68      36.48     37.10      34.26
  1982    25.87       25.79      20.26        20.14        1996     12.25      28.57     22.69      22.70
  1983    24.72       25.68      22.27        22.79        1997     33.34      24.78     33.10      30.80
  1984    12.34        1.06       5.95         4.09        1998     15.10      18.00     28.34      33.43
  1985    29.98       32.78      31.43        30.08
  1986    28.78       26.91      18.37        18.54       Average   16.20%     13.19%    13.41%     13.38%


Average Annual Total Returns


For periods ending        3 year      5 year      10 year      15 year      20 year      25 year
12/31/98
------------------------------------------------------------------------------------------------
Strategy(3)               19.52%      21.06%      17.83%       19.29%       19.57%       17.91%
DJIA                      23.38%      21.85%      18.53%       17.63%       17.08%       14.40%
S&P 500 Index             27.62%      23.58%      18.94%       17.67%       17.45%       14.71%
S&P Industrial Index      28.54%      24.19%      18.99%       17.70%       17.46%       14.67%



Returns shown represent price changes plus dividends reinvested at year ends, divided by the initial public offering price and do not reflect deduction of any commissions or taxes. Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times and stocks may not be weighted equally.

Defining Your Risks





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



Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

o The Portfolio is designed for investors who can assume the risks associated with equity investments, and may not be appropriate for investors seeking capital preservation.

o There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained, that stock prices will not decrease on that the Portfolio will outperform the indices.

o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

o These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which caused these relatively low prices and high yields will change.

o This Portfolio may be considered concentrated in the food industry.

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and, after the initial offering period, the charge for organization costs.

In addition, the annual statement and the relevant tax reporting forms you receive at year end will be based on the amount paid to you, net of the deferred sales charge and the charge for organizational costs, after the initial offering period. Accordingly, you should not increase the tax basis in your units by these charges.

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 20% for individuals. However, on rollovers of future Portfolios, if available, investors will defer recognition of gains and losses for federal tax purposes on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%, deducted over the last ten months of the Portfolio.





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


                                            As a % of
                                              Public              Amount Per
                                          Offering Price          1,000 Units
                                          --------------          -----------
Initial Sales Charge                          1.00%                 $10.00
Deferred Sales Charge                         1.75%                 $17.50
Maximum Sales Charge                          2.75%                 $27.50
Estimated Annual Operating Expenses
(as a % of net assets)                        0.177%                $1.75
Estimated Organization Costs                                        $0.80


If you sell your units before termination, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial charge will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.


       Amount                     Total Sales Charge as a % of
      Purchased                       Public Offering Price
      ---------                   ----------------------------
Less than $50,000                            2.75%
$50,000 to $99,999                           2.50%
$100,000 to $249,999                         2.00%
$250,000 to $999,999                         1.75%
$1,000,000 or more                           1.00%

Select Now!

You can get started today with the Select S&P Industrial Portfolio for about $250. Call your financial professional for a free prospectus containing more complete information,




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



including sales charges, expenses and risks. Please read it carefully before you invest or send money.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

(recycle logo) Printed on Recycled Paper

11579BR-1/99

(copyright logo) 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC.

Defined Asset Funds (SM)
Buy With Knowledge.Hold With Confidence


EQUITY INVESTOR FUNDS

Other Select Series

SelectTen Portfolio
   (DJIA)
United Kingdom Portfolio
 (Financial Times Index)
Select Growth Portfolio
Select S&P Industry Turnaround Portfolio
Select Standard & Poor's Intrinsic Value Portfolio

Concept Series

Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

Index Series

S&P 500 Index Trust

S&P MidCap Index Trust

Fixed-Income Funds
Corporate Funds
Government Funds
Municipal Funds




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